INDEXIQ ETF TRUST
IQ Short Duration Enhanced Core Bond U.S. ETF
IQ 50 Percent Hedged FTSE Europe ETF
IQ 50 Percent Hedged FTSE Japan ETF
IQ Global Agribusiness Small Cap ETF
IQ Leaders GTAA Tracker ETF
(each, a “Fund” and collectively, the “Funds”)
Supplement dated June 19, 2020 (“Supplement”)
to each Fund’s Summary Prospectus, Prospectus, and Statement of Additional Information,
each dated August 29, 2019, as supplemented
Notice of Liquidation of the Funds
The Board of Trustees of IndexIQ ETF Trust (the “Trust”) has approved the liquidation and dissolution of the Funds on or about August 12, 2020 (the “Liquidation Date”). In connection with the liquidation and dissolution of each Fund, a Fund may depart from its stated investment objective and deviate from its underlying index as it winds up its operations and liquidates its portfolio.
August 5, 2020 is expected to be the last day shares of the Funds are listed on the NYSE Arca and the last day that the shares are traded in the secondary market at market prices. Shareholders may sell their holdings prior to the market close on August 5, 2020 and may incur customary transaction fees from their broker-dealer. After market close on August 5, 2020, shareholders will not be able to transact in Fund shares in the secondary market at market prices. Shareholders should be aware that after August 5, 2020, the Funds will no longer engage in any business activities except for the purposes of selling and converting into cash all of the assets of the Funds. During this period, each Fund may hold cash and securities that may not be consistent with the Fund’s investment objective and principal investment strategy and may incur higher tracking error than is typical for the Fund. After the close of business on August 5, 2020, the Funds will no longer accept creation or redemption orders from Authorized Participants (as defined in the Prospectus and Statement of Additional Information).
On the Liquidation Date, any remaining shareholders of record of a Fund will receive cash equal to the net asset value of their shares as of that date after the Fund has paid or provided for all of its charges, taxes, expenses and liabilities (“Liquidating Distribution”). Such Liquidating Distribution received by a shareholder of record may be in an amount that is greater or less than the amount a shareholder might receive if they dispose of their shares on the NYSE Arca prior to market close on August 5, 2020. Additionally, a Fund must declare and distribute to shareholders any realized capital gains and all net investment income. Shareholders remaining in a Fund on the Liquidation Date will not be charged any transaction fees by the Fund. Once the distribution is complete, the Fund will terminate. The Advisor will bear all administrative expenses associated with the liquidation of the Funds and the distribution of cash proceeds to investors in the Funds. These dates may be changed without notice at the discretion of the Trust’s officers.
Although the liquidation is not expected to be a taxable event for each Fund, for taxable shareholders holding shares in a non-tax advantaged account, the automatic redemption of shares of a Fund on the Liquidation Date will generally be treated as a sale that may result in a gain or loss for federal income tax purposes. In addition, shareholders who hold shares of a Fund may receive a final distribution of net income and capital gains earned by a Fund and not previously distributed prior to liquidation. Shareholders should consult their tax advisers regarding the tax treatment of the liquidation.
If you would like additional information, including information about other IndexIQ ETFs, please call (888) 474-7725 or visit nylinvestments.com/etfs.
Investors Should Retain This Supplement for Future Reference
ME16m-06/20